                                  SCHEDULE 14A
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box: [ ]
Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                             TMCI ELECTRONICS, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    ----------------------------------------------------------------------

    2) Aggregate number of securities to which transaction applies:

    ----------------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    ----------------------------------------------------------------------

    4) Proposed maximum aggregate value of transaction:

    ----------------------------------------------------------------------

    5) Total fee paid:

    ----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    --------------------------------------------------

    2) Form, Schedule or Registration Statement No.:

    --------------------------------------------------

    3) Filing Party:

    --------------------------------------------------

    4) Date Filed:

    --------------------------------------------------

                             TMCI ELECTRONICS, INC.

                               1875 Dobbin Drive
                           San Jose, California 95133


Dear Stockholder:

         You are cordially invited to attend the 1997 Annual Meeting of Stockholders of TMCI Electronics, Inc. (the "Company") which will be held on Monday, December 22, 1997 at 10:00 a.m. (local time) at the Silicon Valley Capital Club, 50 West San Fernando Street, Suite 1700, San Jose, California.

         This booklet includes the notice of the meeting and the proxy statement which contains information about the functions of your Board of Directors and personal information about each of the nominees for the Board.

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE SIZE OF YOUR HOLDINGS. I URGE YOU TO COMPLETE, SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY.

         If you plan to attend the meeting and are a stockholder of record, please mark your proxy card in the space provided for that purpose. However, if your shares are not registered in your own name, please advise the stockholder of record (your bank, broker, etc.) that you wish to attend. Such stockholder of record must provide you with evidence of your ownership which will enable you to gain admittance to the meeting.

                                       Sincerely,


                                       Rolando Loera
                                       Chairman, President and
                                       Chief Executive Officer of the Company


December 2, 1997


                             YOUR VOTE IS IMPORTANT
                PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN
                    YOUR PROXY CARD IN THE ENCLOSED ENVELOPE

                                   NOTICE OF
                                 ANNUAL MEETING
                                       OF
                                  STOCKHOLDERS


Dear Stockholder:

         The 1997 Annual Meeting (the "Meeting") of Stockholders of TMCI Electronics, Inc., a Delaware corporation (the "Company"), will be held at the Silicon Valley Capital Club, 50 West San Fernando Street, Suite 1700, San Jose, California on Monday, December 22, 1997 beginning at 10:00 a.m. (local time) for the following purposes:

         1. TO APPROVE AN AMENDMENT TO THE BY-LAWS OF THE COMPANY TO PROVIDE FOR A CLASSIFIED BOARD OF DIRECTORS;

         2. TO ELECT DIRECTORS;

         3. TO APPROVE AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK OF THE COMPANY TO A TOTAL OF THIRTY-FIVE MILLION (35,000,000) SHARES, CONSISTING OF TWENTY-FIVE MILLION (25,000,000) SHARES OF COMMON STOCK, PAR VALUE $.001 PER SHARE ("COMMON STOCK"), AND TEN MILLION (10,000,000) SHARES OF PREFERRED STOCK, PAR VALUE $.001 PER SHARE ("PREFERRED STOCK");

         4. TO APPROVE THE 1997 STOCK OPTION PLAN;

         5. TO APPROVE THE 1997 EMPLOYEE STOCK PURCHASE PLAN;

         6. TO RATIFY THE APPOINTMENT OF MOORE STEPHENS, P.C. AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997; AND

         7. TO TRANSACT SUCH OTHER BUSINESS AS MAY BE PROPERLY BROUGHT BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

         Only holders of record of the Company's Common Stock as of the close of business on November 10, 1997 are entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.


                                            By Order of the Board of Directors,


                                            Robert Loera
                                            Secretary


TMCI ELECTRONICS, INC.
1875 Dobbin Drive
San Jose, California 95133
December 2, 1997

                              GENERAL INFORMATION

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of TMCI Electronics, Inc., a Delaware corporation (the "Company"), for use at the 1997 Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at 10:00 a.m. on Monday, December 22, 1997 at the Silicon Valley Capital Club, 50 West San Fernando Street, Suite 1700, San Jose, California and at any and all adjournments of the Meeting for the purposes set forth in the accompanying Notice of Meeting of Stockholders. This Proxy Statement and the enclosed proxy card will be mailed to stockholders on or about December 2, 1997. The Company's principal executive offices are located at 1875 Dobbin Drive, San Jose, California 95133.

         The accompanying proxy card is designed to permit each stockholder of record at the close of business on November 10, 1997 (the "Record Date") to vote at the Meeting and any adjournments or postponements thereof. As of the Record Date, 3,596,332 shares of common stock, par value $.001 per share ("Common Stock") were issued and outstanding. Each holder of record will be entitled to one vote for each share of Common Stock held of record. Holders of shares of Common Stock are entitled to vote on all matters and no shares have cumulative voting rights. The presence of a majority of the votes represented by outstanding shares of Common Stock, voting as a single class, represented in person or by proxy at the meeting, will constitute a quorum. The proxy card provides space for a stockholder to withhold voting for any or all nominees for the Board of Directors or to abstain from voting for any proposal if the stockholder chooses to do so. Shares represented by properly executed proxy cards received by the Company at or prior to the Meeting will be voted at the Meeting according to the instructions indicated thereon or otherwise as provided therein. The election of directors requires the affirmative vote of a plurality of the votes cast. The proposed amendment to the Company's Certificate of Incorporation to increase the capital stock of the Company requires the affirmative vote of a majority of the shares outstanding. The proposed amendment to the By-Laws to provide for a classified Board of Directors, the approval of the 1997 Stock Option Plan, and the approval of the 1997 Employee Stock Purchase Plan and the ratification of the appointment of auditors require the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. For purposes of determining the number of votes cast with respect to any voting matter, only those cast "FOR" or "AGAINST" are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the Meeting.

         Unless instructions to the contrary are indicated, the persons named on the proxy card will be deemed to have intended to vote the shares so represented "FOR" the amendment to the ByLaws, "FOR" the election of the nominated directors, "FOR" the amendment to the Certificate of Incorporation, "FOR" the 1997 Stock Option Plan, "FOR" the 1997 Employee Stock Purchase Plan and "FOR" the ratification of the appointment of auditors. As to any other business which may properly come before the Meeting, the persons named on the proxy card will vote according to their best judgment.

         A proxy may be revoked at any time before it is voted at the Meeting by filing with the Secretary of the Company an instrument revoking it, by a duly executed proxy bearing a later date, or by voting by ballot at the Meeting.

         This proxy is solicited by the Board of Directors of the Company. The cost of preparing, assembling and mailing this notice of meeting, proxy statement, and proxy will be borne by the Company. In addition to solicitation of the proxies by use of the mails, some of the officers, directors and regular employees of the Company, without extra remuneration, may solicit proxies personally or by telephone, telegraph, or cable. The Company may also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of stock held of record. The Company will reimburse such persons for their reasonable expenses in forwarding soliciting material.

                                 PROPOSAL NO. 1
         PROPOSAL TO AMEND THE BY-LAWS OF THE COMPANY TO PROVIDE FOR A
                         CLASSIFIED BOARD OF DIRECTORS


     The Board of Directors has unanimously approved and recommends to stockholders that they approve a proposal to amend the Company's By-Laws to provide for a classified Board of Directors. Directors of the Company are currently elected to serve until the next annual meeting of stockholders or until their successors are elected and qualified. The Board of Directors has determined it to be advisable to divide the directors into three classes with the term of office of one class expiring each year. Under this proposal Class I directors would serve until the next annual meeting, Class II directors would serve until the second succeeding annual meeting and Class III directors would serve until the third succeeding annual meeting. Thereafter, each director would serve until the next election of the class for which such director was chosen.

     The Board of Directors believes that establishing a classified board is in the best interests of the Company in that it will provide for greater stability and continuity of management. One of the effects of this change is that, in the event the stockholders of the Company want to change the composition of the Board of Directors, it will take two annual meetings before a change in the majority of the Board can be effected. This change may also have the effect of discouraging attempts to acquire control of the Company.

     If the proposal to establish a classified Board of Directors is not approved by the stockholders, directors will be elected to serve until the next annual meeting of stockholders. The text of the proposed amendment is set forth in Appendix A hereto.

                         REQUIRED VOTE OF STOCKHOLDERS

     The affirmative vote of the majority of the shares of outstanding Common Stock of the Company represented at the Meeting in person or by proxy is required for approval of the foregoing proposal.

                                 PROPOSAL NO. 2
                             ELECTION OF DIRECTORS

     At the Meeting, the stockholders of record will elect seven (7) directors to hold office until the 1998 annual meeting of stockholders or until their respective successors have been duly elected and qualified. At present, the Company's By-Laws provide for not less than one director nor more than nine directors. If Proposal No. 1 is approved by the stockholders, the Company's ByLaws, as amended, will provide for a staggered Board of Directors, such that members of the Board are divided into three classes, as nearly equal in numbers as the then total number of directors constituting the entire Board permits, with the term of office of one class expiring each year. Currently, there are seven directors of the Company. All of the current Directors are being nominated for reelection in classes as follows. Messrs. Polimeni and Shaw have been nominated as Class I directors, each to serve until the annual meeting of stockholders to be held during the year 1998. Messrs. Fink, Lipkin and Robert Loera have been nominated as Class II directors, each to serve until the annual meeting of stockholders to be held during the year 1999. Messrs. Chaffin and Rolando Loera have been nominated as Class III directors, each to serve until the annual meeting of stockholders to be held during the year 2000. If Proposal No. 1 is not approved by the stockholders, all directors will be elected to serve until the next annual meeting of stockholders.

     There are no family relationships among any of the officers or directors of the Company except that Robert Loera is the brother of Rolando Loera. Biographical information for each director, including their age, position held with the Company, term of office as director, employment during the past five years, and certain other directorships is set forth below:

Name                         Age            Position
----                         ---            --------

Rolando Loera                44             Chairman, President and Chief
                                            Executive Officer; Director

Charles E. Shaw              53             Vice President, Chief Financial
                                            Officer; Director

Robert Loera                 31             Controller and Secretary; Director

Thomas F. Chaffin            40             Director

Robert C. Fink               62             Director

Boris Lipkin                 50             Director

Dominic A. Polimeni          51             Director


 NOMINEES FOR ELECTION FOR A ONE-YEAR TERM EXPIRING AT THE 1998 ANNUAL MEETING

         DOMINIC A. POLIMENI. Mr. Polimeni has been a Director of the Company since March 1996. Mr. Polimeni has been President, Chief Operating Officer and a Director of Questron Technology, Inc., a distributor of fasteners, electronic hardware and related products, since March 1995 and Chairman and Chief Executive Officer of that company since February 1996. Since May 1996, Mr. Polimeni has been a director of Healthcare Imaging Services, Inc., a publicly held company based in Middletown, New Jersey which provides healthcare management and services and since September 1997, a director of Nu Horizons Electronics Corp., a publicly-held company based in Melville, New York which distributes electronic components. Mr. Polimeni has been a Managing Director of Gulfstream Financial Group, Inc., a privately held financial consulting and investment banking firm, since August 1990. Prior to that he held the position of Chief Financial Officer of Arrow Electronics, Inc. ("Arrow") for four (4) years. He also held several other positions, including general management positions, with Arrow over an eight-year period. Prior to that he practiced as a Certified Public Accountant for more than 12 years and was a Partner in the New York office of Arthur Young & Company. He has also held the position of Chief Operating Officer of Fugazy Express, Inc., a New York based transportation company in its start-up phase. He holds a bachelor of business administration degree from Hofstra University.

         CHARLES E. SHAW. Mr. Shaw has been Vice President, Chief Financial Officer, and a Director of the Company since December 1995 and has held the same positions with Touche Manufacturing Company, Inc., a wholly owned subsidiary of the Company ("Touche") since 1993. Prior to that he was President and Chief Executive Officer of Compro Business Solutions, Inc., a business and management consulting firm established by Mr. Shaw in 1992. From 1988 through 1992, he served as Vice President and Chief Financial Officer of Douglas Broadcasting, Inc. a $51 million radio broadcast network. Mr. Shaw has a B.S. in Business Administration from the City University of New York, a Masters of Business Administration from New York University and an L.L.B. from LaSalle Law School.

 NOMINEES FOR ELECTION FOR A TWO-YEAR TERM EXPIRING AT THE 1999 ANNUAL MEETING

         ROBERT C. FINK. Mr. Fink has been a Director of the Company since November 1997. Since 1993, Mr. Fink has been Senior Vice President of Corporate Support and Chief Operating Officer of Lam Research Corporation, a manufacturer of semiconductor processing equipment. From 1988 to 1993 he served as President of Drytek, Inc., a former subsidiary of General Signal Corporation. From 1984 to 1988, he was a Director of VLSI Operation (North America) for ITT Corporation's Semiconductor Division. Prior to 1984, Mr. Fink served for 12 years as Director of World Wide Manufacturing Resources for General Instrument Corporation's Microelectronics Division. Mr. Fink has been a director of Uniphase Corporation since April 1995, a director of Consilium, Inc. since January 1996 and a director of CVC, Inc. since 1997.

         BORIS LIPKIN. Mr. Lipkin has been a Director of the Company since November 1997. Mr. Lipkin has been President of the Track Division and Corporate Vice President of Silicon Valley Group, Inc., a San Jose, CA based medical test equipment company, since 1995. From 1992 to 1995 he was Vice President and General Manager of Varian Associates, a semiconductor equipment company. From 1978 to 1992 he served in various management and engineering positions at IBM's Fishkill, New York facility. Mr. Lipkin received a Master of Science Degree in electro mechanical engineering at the Polytechnical Institute in Kharkov, Russia.

         ROBERT LOERA. Mr. Robert Loera has been Controller, Secretary and a Director of the Company since December 1995 and has been Controller of Touche since June, 1992. Mr. Loera has a B.S. in Business Administration from the University of Washington.

NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2000 ANNUAL MEETING

         THOMAS F. CHAFFIN. Mr. Chaffin has been a Director of the Company and a member of the Audit Committee of the Board of Directors since January 1997. Mr. Chaffin has been a partner in the law firm of Rosenblum, Parish & Isaacs, San Jose, CA since 1994. During the period 1988-1994, Mr. Chaffin was with the law firm of Berliner, Cohen, San Jose, CA. He holds a Bachelor's Degree in accounting from the University of California, Santa Barbara and earned a

J.D. with honors from the University of San Francisco School of Law. He also holds an LL.M. in Taxation from the New York University School of Law and is a Certified Specialist in Taxation Law by the State Bar of California Board of Legal Specialization.

         ROLANDO LOERA. Mr. Rolando Loera has been Chairman, President, Chief Executive Officer and a Director of the Company since December 1995 and has held similar positions with Touche since September 1992. Prior to that he was Chief Financial Officer of a predecessor of Touche for eight years. Mr. Loera holds a bachelor of arts degree in Business Administration from the University of Washington.

         The Board of Directors held one meeting during the fiscal year ended December 31, 1996 and acted by unanimous written consent four times during such fiscal year.

         The members of the Audit Committee are Messrs. Chaffin and Polimeni. The Committee is responsible for considering management's recommendation of independent certified public accountants for each fiscal year, recommending the appointment or discharge of independent accountants to the Board of Directors and confirming the independence of the accountants. It is also responsible for reviewing and approving the scope of the planned audit, the results of the audit and the accountants' compensation for performing such audit; reviewing the Company's audited financial statements; and reviewing and approving the Company's internal accounting controls and discussing such controls with the independent accountants.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth remuneration paid by Touche and TEI during fiscal years 1993, 1994 and 1995, to the named officer and director of the Company. For the periods shown, no other executive officer received remuneration in excess of $100,000 per annum.

                           SUMMARY COMPENSATION TABLE

                                                                            Long Term Compensation
                                                        ---------------------------------------------------------------
                                                        Annual  Compensation
                                                        --------------------    Securities Underlying        Other
Name of Individual    Position with Company     Year    Salary     Bonus          Options/ SARs(#)      Compensation(1)
------------------    ---------------------     ----    ------     -----          ----------------      ---------------
  Rolando Loera      Chairman, President and    1996   $225,000     -0-                 -0-                 $14,900
                     Chief Executive Officer;   1995   $225,000     -0-               100,000               $10,200
                     Director                   1994   $150,648     -0-                 -0-                   -0-

--------------
(1)  Includes payments for Company car and employer 401(k) contributions.


                               OPTION/SAR GRANTS

         There were no grants during 1996 of stock options or stock appreciation rights to the person named in the Summary Compensation Table.

                   AGGREGATED OPTIONS/SAR'S EXERCISED IN LAST
                    FISCAL YEAR AND FY-END OPTION/SAR VALUES


                                                  Number of Securities        Value of Unexercised
                                                 Underlying Unexercised           In-the-Money
                   Shares                            Options/SARs at             Options/SARs at
                 Acquired on       Value               FY-End (#)                  FY-End ($)
     Name        Exercise (#)    Realized($)    Exercisable/Unexercisable   Exercisable/Unexercisable
     ----        ------------    -----------    -------------------------   -------------------------
Rolando Loera        -0-            -0-                0/100,000                0/593,000.00(1)

--------------
(1) The value of the unexercised in-the-money option was determined using the average of the bid and the asked price of the Company's Common Stock as of December 31, 1996.

EMPLOYMENT AGREEMENT

         The Company has entered into an employment agreement ("Agreement") dated as of December 28, 1995 with Rolando Loera. The term of employment commenced on March 5, 1996 and will expire on the fifth anniversary thereof. The annual salary under the Agreement is $225,000. The term of employment will be automatically extended for an additional five year term in the absence of notice from either party. This salary may be increased to reflect annual cost of living increases and may be supplemented by discretionary and performance increases as may be determined by the Board of Directors except that during the first three years following the Effective Date, his salary may not exceed $225,000. Mr. Loera is also eligible to receive an annual bonus of up to $100,000, payable in four quarterly installments. The Agreement provides that during the initial three years of the term of employment, an annual bonus of $100,000 will be awarded to Mr. Loera and that such bonus awards will be used by Mr. Loera to repay the $473,952 loan by TEI to Touche Properties, Inc. See "Related Party Transactions." The 1996 bonus was waived by Mr. Loera and no payments were made to Touche Properties, Inc. during 1996. Bonuses during the remainder of the term of employment will be at the discretion of the Board of Directors. No objective criteria have been established for determining the amount of any bonuses for subsequent years.

         The Agreement provides, among other things, for participation in an equitable manner in any profit-sharing or retirement plan for employees or executives and for participation in other employee benefits applicable to employees and executives of the Company. The Agreement further provides for the use of an automobile and other fringe benefits commensurate with his duties and responsibilities. The Agreement also provides for benefits in the event of disability. Under the Agreement, the Company is also obligated to procure and pay the premiums for a $1 million term life policy and, in the event of Mr. Loera's death, to use the death benefit under such policy to purchase from Mr. Loera's estate shares of the Company's Common Stock at its fair market value.

         Pursuant to the Agreement, employment may be terminated by the Company with cause or by the executive with or without good reason. Termination by the Company without cause, or by the executive for good reason, would subject the Company to liability for liquidated damages in an amount equal to the terminated executive's current salary ($225,000) and a pro rata portion of his prior year's bonus (up to $100,000) annually, for the remaining term of the Agreement, payable in equal monthly installments, without any set-off for compensation received from any new employment. In addition, the terminated executive would be entitled to continue to participate in and accrue benefits under all employee benefit plans and to receive supplemental retirement benefits to replace benefits under any qualified plan for the remaining term of the Agreement to the extent permitted by law.

1995 STOCK OPTION PLAN

     The Company has adopted a stock option plan, effective December 22, 1995. Under such plan, key employees and officers and consultants of the Company may be granted options to purchase shares of the Company's Common Stock at their fair market value on the date of grant. The plan provides for an aggregate of 500,000 options. Options to purchase 100,000 shares at $3.75 per share were granted to Rolando Loera effective December 22, 1995. These options vest two years from the date of grant and will expire December 2005. The plan also permits Stock Appreciation Rights to be granted in tandem with options. Finally, the plan permits awards of Restricted Stock. The plan has been amended to comply with applicable California law.

     Any future awards will be determined by the Board of Directors or a Committee established by the Board.

                   VOTING SECURITIES AND SECURITIES OWNERSHIP

VOTING SECURITIES

     The Board of Directors has fixed the close of business on November 10, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof. Only stockholders on the Record Date will be able to vote at the Meeting. The list of stockholders entitled to vote at the Meeting will be available for the examination of any stockholder for any purpose germane to the Meeting at the offices of TMCI Electronics, Inc., 1875 Dobbin Drive, San Jose, California for ten days prior to the date of the Meeting.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information, as of November 10, 1997, known to the Company regarding beneficial ownership of the Company's Common Stock by (i) any person who is known by the Company to own beneficially more than five percent of the outstanding shares of the Company's Common Stock;
(ii) the Company's directors; and (iii) all executive officers and directors as a group. The following calculations were based upon 3,596,332 shares of the Company's Common Stock being issued and outstanding as of the Record Date.

                           Position                            Number                Percentage
Name and Address(1)        With Company                        of Shares             of Shares
-------------------        ------------                        ---------             ---------
Rolando Loera              Chairman, President and Chief       967,600(3)             26.9%(2)
                           Executive Officer; Director

Charles E. Shaw            Vice-President, Chief Financial      10,000(4)                 *
                           Officer; Director

Robert Loera               Controller and Secretary;            10,000(4)                 *
                           Director

                                       7

                           Position                            Number                Percentage
Name and Address(1)        With Company                        of Shares             of Shares
-------------------        ------------                        ---------             ---------

Thomas F. Chaffin          Director                             10,000(4)(5)              *
Rosenblum, Parish &
 Isaacs
160 W. Santa Clara St.
15th Floor
San Jose, CA  95113

Robert C. Fink             Director                                -0-                    --

Boris Lipkin               Director                                -0-                    --

Dominic A. Polimeni        Director                             10,000(4)                 *
c/o Gulfstream Financial
 Group, Inc.
6400 Congress Avenue
Suite 200A
Boca Raton, FL 33487

Rolando Loera              Trustee for Touche Employee          27,280(6)                 *
                           Stock Ownership Plan

All Officers and Directors                                   1,273,420                32.23(2)%
as a Group (9 persons)(7)

--------------
 *    Less than 1%

(1) Unless otherwise noted, c/o TMCI Electronics, Inc., 1875 Dobbin Drive, San Jose, CA 95133.

(2) Includes options to purchase 100,000 shares of Common Stock granted to Rolando Loera which vest on December 21, 1997 and options to purchase 200,000 shares which vest 1/36th per month for each of the 36 months commencing August 1, 1997.

(3) Includes options to purchase 100,000 shares which vest on December 21, 1997 and options to purchase 200,000 shares which vest 1/36th per month for each of the 36 months commencing August 1, 1997.

(4)   Issuable upon exercise of options.

(5) Rosenblum, Parish & Isaacs, the firm of which Mr. Chaffin is a partner, owns options to purchase 25,000 shares which vested effective July 9, 1997.

(6)   Mr. Loera shares investment power with respect to these shares.

(7) Includes 224,040 shares owned by certain executive officers of the Company.


                           RELATED PARTY TRANSACTIONS

     The Company was incorporated in the State of Delaware on December 7, 1995, under the name TMCI Electronics, Inc. A predecessor of the Company was organized under the laws of the State of California ("TMCI California") on September 26, 1995 and was merged into the Company on December 28, 1995.

     Mr. Rolando Loera was originally issued 600,000 shares of TMCI California's common stock for $1,000. Upon the merger of TMCI California into the Company, Mr. Loera was issued 600,000 shares of the Company's Common Stock in exchange for his shares of TMCI California.

     On March 16, 1994, $50,000 and on April 1, 1994, $25,000 was advanced to Touche by Frank Ramirez III and Livino Ribaya, Jr., employees of Touche and TEI, in exchange for convertible promissory notes bearing interest at 7.382% and 6.75% per annum and payable in monthly installments of $920 and $979, respectively, through 2009. Identical loans were made to TEI on the same dates by the same employees. In June 1995, $25,000 was advanced to each of Touche and TEI by Jose Antonio Agredano in exchange for a convertible promissory note bearing interest at 10% per annum and payable in monthly installments of $950. All of these notes were converted into shares of Touche and TEI immediately prior to the Effective Date of the Stock Purchase Agreements described below.

     On December 30, 1996, the Company made loans in the principal amounts of $95,986, $34,479, and $32,761, respectively, to Frank Ramirez III, Jose A. Agredano and Livino Ribaya, Jr. Such loans shall be repaid over ten years bearing interest at 10% per annum.

     The Company entered into Stock Purchase Agreements dated as of December 28, 1995 (the "Stock Purchase Agreements") with Rolando Loera, Chairman, President and Chief Executive Officer of the Company, and Rolando Loera as Trustee for the Touche Employee Stock Ownership Plan pursuant to which the Company has acquired all of the issued and outstanding stock of Touche and TEI in exchange for the issuance of 893,600 shares of the Company's Common Stock. Immediately prior to the close as of the public offering on March 11, 1996, Messrs. Jose Antonio Agredano, Frank Ramirez III and Livino Ribaya, Jr. exercised their right to acquire shares of Touche and TEI which they converted into 74,680, 149,360 and 74,680 shares of the Company, respectively. The remaining 594,880 shares were issued to Rolando Loera and to the Touche Employee Stock Ownership Plan.

     TEI leases approximately 78,000 square feet of space located at 1881-1899 Dobbin Drive, San Jose, California from Touche Properties, Inc. ("TPI"), a company wholly owned by Rolando Loera, Chairman, President and Chief Executive Officer of the Company, pursuant to a lease agreement dated November 1, 1993. In addition, TEI leases space to subtenants. Touche is one subtenant. The other two subtenants are unaffiliated with the Company. Rent expense amounted to approximately $576,144 in 1996. Such amounts represent payments by TEI and Touche to TPI, exclusive of any subtenant payments.

     In connection with its acquisition of 1881-1899 Dobbin Drive (the "Property"), TPI borrowed $1,000,000 from the Small Business Administration. This loan bears interest at 6.359% per annum, matures on January 1, 1994 and is secured by a first mortgage on the Property. Touche and TEI, inter alia, have guaranteed the satisfaction of TPI's obligations under this loan.

     TPI also borrowed $303,325 from TEI in December, 1993. This loan bears interest at 10% per annum, and principal and interest are payable in equal monthly installments until satisfied. The principal balance on the loan increased as a result of certain expenses of TPI advanced by Touche. The outstanding balance of the loan as of December 31, 1996 was $473,952.

     In addition, in 1993 Touche made loans to Rolando Loera aggregating $87,190.39. This loan bears interest at 10% per annum and is payable in monthly installments of $1,000. Certain additions were made to the principal amount of the loan in fiscal 1996 to account for payments of certain personal expenses of Rolando Loera by Touche. Accordingly, the outstanding principal balance on the loan was $238,166 at December 31, 1996.

     In 1995, Touche owed Textron Financial approximately $401,700 which Antonio Zertuche, Touche's landlord, agreed to repay in exchange for Touche's promissory note to make monthly installments of approximately $6,322, including interest at 11.5% per annum, maturing December 1996. In January 1996, the Company refinanced the note, and issued a new note for approximately $291,000 which is the difference between the Company's original note payable of approximately $401,700 and its cancellation of an outstanding note receivable from the landlord of approximately $99,000, plus approximately $11,600 in the overpayment of property taxes on leased property located at 1875 Dobbin Drive, San Jose, California. The new note payable was satisfied in March 1996, from the proceeds of the initial public offering (IPO).

     Mr. Fink is Senior Vice President of Corporate Support and Chief Operating Officer of Lam Research Corporation ("Lam"), a major customer of the Company. Payments made by Lam to the Company in fiscal 1996 amounted to approximately $7,364,032. Mr. Lipkin is President of the Track Division and Corporate Vice President of Silicon Valley Group, Inc. ("SVG"), a major customer of the Company. Payments made by SVG to the Company in fiscal 1996 amounted to approximately $1,524,991.


           COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership of equity securities of the Company with the Securities and Exchange Commission. Officers, directors and greater-than-ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on a review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to the Company, or written representations from certain reporting persons that such persons have filed on a timely basis all reports required by Section 16(a), and without researching or making any inquiry regarding delinquent Section 16(a) filings, the Company believes that, during the fiscal year ended December 31, 1996, an initial Statement of Beneficial Ownership on Form 3 was filed on a non-timely basis by Mr. Polimeni and Mr. Chaffin and that a Change of Beneficial Ownership on Form 4 was filed on a non-timely basis by Mr. Rolando Loera.

                         REQUIRED VOTE OF SHAREHOLDERS

     Election of the above nominees as Directors of the Company requires a plurality of the votes represented at the meeting in person or by proxy. In case any of the nominees should become un available for election for any reason not presently known or contemplated, the persons named on the proxy shall have discretionary authority to vote pursuant to the proxy for a substitute.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ABOVE-NAMED NOMINEES.


                                 PROPOSAL NO. 3
           APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO
                   INCREASE THE AUTHORIZED CAPITAL STOCK.

     The Company's Certificate of Incorporation currently authorizes the issuance of twenty-five million (25,000,000) shares of common stock, par value $.001 per share ("Common Stock"). The Board of Directors has adopted, subject to stockholder approval, an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of capital stock of the Company to a total of thirty-five million (35,000,000) shares, consisting of twenty-five million (25,000,000) shares of Common Stock and ten million (10,000,000) shares of preferred stock, par value $.001 per share ("Preferred Stock").

     The Board of Directors believes that it is in the Company's best interests to have such shares of Preferred Stock available for issuance to meet the Company's future business needs as they arise. The Company's management has no present arrangements, agreements, understandings or plans with respect to the Preferred Stock proposed to be issued.

     The Board believes that the availability of such additional shares will provide the Company with the flexibility to issue shares of Preferred Stock in addition to the Company's ability to issue previously authorized shares of its Common Stock, for a variety of other corporate purposes as the Board of Directors may deem advisable without further action by the Company's stockholders, except as may be required by law, regulation or stock exchange rule. These purposes could include, among other things, the sale of stock to obtain additional capital funds, the purchase of property, the acquisition or merger into the Company of other companies, the use of shares for various equity compensation and other employee benefit plans, and other bona fide corporate purposes.

     The additional shares of Preferred Stock that would become available for issuance if the proposal were adopted could also be used by the Company to oppose a hostile takeover attempt or delay or prevent changes in control of management of the Company. Although management is not currently aware of any effort by any person to gain control of the Company, in the event of such an effort, such shares could be used, under certain circumstances, to create voting impediments to deter persons seeking to effect a takeover or otherwise gain control of the Company. Such shares could be sold in public or private transactions to purchasers who might side with the Board of Directors in opposing a takeover bid which the Board of Directors determines not to be in the best interests of the Company and its stockholders. The authorized shares might have the effect of discouraging an attempt by another person, through the acquisition of a substantial number of shares of the Company's stock, to acquire control of the Company with a view to imposing a merger, sale of all or any part of the Company's assets or similar transaction, since the issuance of new shares could be used to dilute the stock ownership of such person or entity.

     In addition, any such issuance of shares may cause current stockholders of the Company to suffer significant dilution and may adversely affect the market for the Company's securities.

     Adoption of the proposed amendment and issuance of the Proposed Stock would not affect the rights of the holders of currently outstanding Common Stock of the Company, except for effects incidental to increasing the number of shares of the Company's Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock. If the proposal is adopted, it will become effective upon filing of a Certificate of Amendment to the Company's Certificate of Incorporation. The text of the proposed amendment is set forth in Appendix B hereto.

                         REQUIRED VOTE OF STOCKHOLDERS

     The affirmative vote of a majority of the shares outstanding is required for approval of this amendment to the Certificate of Incorporation.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOREGOING PROPOSAL.

                                 PROPOSAL NO. 4
                       APPROVAL OF 1997 STOCK OPTION PLAN

SUMMARY OF THE 1997 STOCK OPTION PLAN

     The Board of Directors submits to the stockholders for their approval a 1997 Stock Option Plan (the "Plan"), which is summarized below. The summary is qualified in its entirety by reference to the text of the Plan which is attached hereto as Appendix C. The purpose of such Plan is to enhance the interest and concern of the Company's employees, officers, directors and consultants in the success of the Company by giving them an ownership interest in the Company and to give them an incentive to continue their service to the Company.

Administration

     The Plan shall be administered by a Stock Option Committee (the "Committee"), which shall consist of not less than two directors of the Company, or, at the election of the Board or if the Board consists of fewer than two directors, may consist of the entire Board.

     The Committee shall have the authority to determine the individuals to whom, and the time at which, options are granted and the number and purchase price of the shares subject to each option. The Committee shall also have the authority to adopt, alter and repeal administrative rules, guidelines and practices governing the Plan as it, from time to time, deems advisable to supervise the administration of the Plan. However, no amendment to the Plan shall be made without the approval of the Company's stockholders to the extent such approval is required by law or agreement, except that the Board of Directors of the Company shall have the authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments and to grant options which qualify for beneficial treatment under such rules without shareholder approval. The Plan shall terminate on the tenth anniversary of the adoption of the Plan by the Board, or upon earlier termination by the Board.

Eligibility

     Officers, employees, directors and consultants of the Company and its subsidiaries who are responsible for or contribute to the management growth and profitability of management, the business of the Company and its subsidiaries are eligible to be granted options under the Plan. The Company estimates the approximate number of officers, employees, directors and consultants eligible to participate in the Plan to be 5, 460, 7 and 5, respectively. The benefits or amounts that will be received by or allocated to the Company's chief executive officer, the Company's next four most highly compensated officers who were serving as executive officers at the end of the last completed fiscal year, and other Plan beneficiaries cannot be determined. The Company will not incur any expense and has no obligation to issue options with respect to past services or current services.

Types of Options

     The Committee will have the plenary authority to grant options to officers, employees, directors and consultants of the Company or its subsidiaries. Options granted to participants of the Plan include incentive stock options and non-statutory stock options, as defined and regulated under the Plan. Employees may be granted either incentive or non-statutory options. Consultant and outside directors of the Company may be granted non-statutory options only. The options are subject to such terms and conditions as determined by the Committee and which may differ from grant to grant. The prices, expiration dates and other material conditions upon which the options may be exercised and the consideration received or to be received by the Company or its subsidiaries for the granting or extension of the options are to be determined by the Committee and are indeterminable as of the date of this Proxy Statement.

Number of Shares

     The total number of shares of Stock reserved and available for distribution as options under the Plan will be 1,000,000 shares of the Company's Common Stock. As of November 10, 1997 no options have been granted under the Plan. The Company intends to register the options and the shares underlying the options with the Securities and Exchange Commission.

Change of Control

     The Plan provides that, in the event of a merger or consolidation (in which the Company is not the surviving corporation), a dissolution or liquidation of the Company, the sale of substantially all of the Company's assets, or any other change in control of the Company, any or all outstanding options may be assumed or replaced by the successor corporation, or the successor corporation may substitute an equivalent option. In the event such successor corporation refuses to assume or substitute options, such options shall expire.

Summary of Certain Federal Income Tax Consequences of the 1997 Stock Option Plan

     The following summary is intended only as a general guide as to the federal income tax consequences under current law for options granted pursuant to the Plan and does not attempt to describe all potential tax consequences. Furthermore, the tax consequences are complex and subject to change, and a taxpayer's particular situation may be such that some variation of the described rules is applicable. For example, different rules apply to holders of 10% or more of the Company's stock, or if shares acquired on the exercise of the option are subject to repurchase rights in favor of the Company.

     Incentive Stock Options. Options designated as incentive stock options are intended to satisfy the requirements of the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). An optionee recognizes no taxable income as a result of the grant or exercise of such an option.

     For optionees who do not dispose of their shares within two years following the date that the option was granted and within one year following the transfer of the shares acquired upon exercise of the option, the gain on sale of the shares (which is the difference between the sale price and the purchase price of the shares) will be taxed as capital gain. If an optionee disposes of shares within two years from the date of the option grant or within one year of the date of exercise (a "disqualifying disposition"), the difference between the lower of (i) the option exercise price and the fair market value of the shares on the date of exercise, or (ii) the option exercise price and the sale price will be taxed as ordinary income at the time of the sale. Any additional gain and any loss upon the disqualifying disposition will constitute a capital gain or loss. A capital gain or loss will be long-term if the optionee's holding period of the stock is more than twelve months. In the event that any optionee exercises the option and sells the underlying stock on the same day, the difference between the option exercise price and the sale price will be taxed as ordinary income. Any ordinary income recognized by the optionee upon a disqualifying disposition of stock should be deductive by the Company for federal income tax purposes.

     Any excess of the fair market value of the shares acquired on the exercise of an incentive stock option over the option exercise price is an adjustment in computing the optionee's alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Such excess is measured on the determination date (which is generally the date of exercise). Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

     Nonqualified Stock Options. Nonqualified stock options have no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. However, if the option is granted with certain restrictions, such as vesting, the optionee may elect to be taxed on the value of the option on the date of grant (generally nothing) instead of on the date of exercise (generally the difference between the fair market value of the stock and the option exercise price). Upon exercise of a nonqualified stock option, the optionee normally recognizes ordinary income on the excess of the fair market value on the date of exercise over the option exercise price (assuming that the optionee did not make the election). If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonqualified stock option, any gain or loss, based on the difference between the sale price and the fair market value on the date of recognition of income, will be taxed as a capital gain or loss. A capital gain or loss will be long-term if the optionee's holding period is more than twelve months. In the event that the option is exercised an underlying common stock sold on the same day, the optionee recognizes ordinary income on the difference between the option exercise price and the sale price. No tax deduction is available to the Company with respect to the grant of the option or the sale of stock acquired upon exercise of the option. The Company should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of the nonqualified stock option.


                         REQUIRED VOTE OF SHAREHOLDERS

     The affirmative vote of the majority of the shares of outstanding Common Stock of the Company represented at the Meeting in person or by proxy is required for approval of the foregoing proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE 1997 STOCK OPTION PLAN.


                                 PROPOSAL NO. 5
                 APPROVAL OF 1997 EMPLOYEE STOCK PURCHASE PLAN

SUMMARY OF THE 1997 EMPLOYEE STOCK PURCHASE PLAN

     The Board of Directors submits to the stockholders for their approval the TMCI Electronics, Inc. 1997 Employee Stock Purchase Plan (the "ESP Plan"), which is summarized below. The summary is qualified in its entirety by reference to the text of the ESP Plan which is attached hereto as Appendix D. If approved by shareholders, the ESP Plan will provide eligible employees with an opportunity to purchase common stock of the Company through accumulated payroll deductions. The ESP Plan is intended to enable eligible employees to acquire a proprietary interest in the Company through ownership of the Company's common stock.

Eligible Participants

     Any individual who is employed for at least 20 hours per week and more than 5 months in any calendar year by the Company or a subsidiary is eligible to participate in the ESP Plan.

     Approximately 460 employees would have been eligible to participate in the ESP Plan as of November 10, 1997.

Number of Shares

     The maximum number of shares of common stock which may be purchased under the ESP Plan shall be 250,000 shares, subject to adjustment in the event of stock dividends, stock splits, combination of shares, recapitalizations, or other combinations or reclassifications of the outstanding Common Stock. Any such adjustment will be made by the Board of Directors. The Company plans to register the shares with the Securities and Exchange Commission.

Material Features of the ESP Plan

     The ESP Plan shall be implemented in six month offering periods each year the Plan is in effect. On the first day of each offering period (the "Enrollment Date"), each eligible employee shall be granted an option to purchase shares on the last day of such offering period (the "Exercise Date"). The purchase price of the shares shall be an amount equal to 85% of the fair market value of one share of common stock on the Enrollment Date or the Exercise Date, whichever is lower. Such 15% discount will result in a charge to future earnings. The purchase price shall be accumulated by payroll deductions during the offering period in an amount not to exceed 15% of the participant's compensation. Compensation for purposes of the ESP Plan includes all base straight time gross earnings, commissions, overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation. All payroll deductions shall be credited to the participant's account under the Plan. The employee's option for the purchase of shares shall be exercised automatically on the Exercise Date and the maximum number of full shares subject to the option shall be purchased for such participant with the accumulated payroll deductions in the participant's account. A participant may terminate his or her interest in a given offering by withdrawing all, but not less than all, of the accumulated payroll deductions credited to such participant's account at any time prior to the Exercise Date by giving written notice to the Company.

     No employee is permitted to purchase shares under the ESP Plan if, immediately after the grant, such employee would own capital stock of the Company and/or hold outstanding options to purchase stock representing 5% or more of the total combined voting power or value of all classes of the capital stock of the Company or of any subsidiary, nor is any employee entitled to purchase more than $25,000 worth of stock (based upon the fair market value of the shares at the time such option is granted) in any calendar year in which such option is outstanding at any time.

     All payroll deductions received or held by the Company under the ESP Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

Summary of Certain Federal Income Tax Consequences of the 1997 Employee Stock Purchase Plan

     The following summary is intended only as a general guide as to the federal income tax consequences under current law for options granted pursuant to the 1997 Employee Stock Purchase Plan and does not attempt to describe all potential tax consequences. Furthermore, the tax consequences are complex and subject to change, and a taxpayer's particular situation may be such that some variation of the described rules is applicable.

     A participant recognizes no taxable income either as a result of commencing to participate in the Employee Stock Purchase Plan or purchasing the Company's Common Stock under the terms thereof.

     If a participant disposes of shares purchased under the plan within two years from the first day of the applicable offering period or within one year from the date of purchase (which is the first day of a purchase period) (a "disqualifying disposition"), the participant will recognize ordinary income in the year of such disposition equal to the amount by which the fair market value of the shares on the date of the shares were purchased exceeds the purchase price. The amount of ordinary income will be added to the participant's basis in the shares and any additional gain or resulting loss recognized on the disposition of the shares will be a capital gain or loss. A capital gain or loss will be long term if the participant's holding period is more than twelve months, otherwise it will be short term.

     If the participant disposes of shares purchased under the Employee Stock Purchase Plan at least two years after the first day of the applicable offering period and at least one year after the date of the purchase, the participant will recognize ordinary income in the year of the disposition equal to the lesser of (i) the excess of the fair market value of the shares on the date of disposition over the purchase price or (ii) 15% of the fair market value of the shares on the first day of the applicable offering period. The amount of any ordinary income will be added to the participant's basis in the shares, and any additional gain recognized upon the disposition after such basis adjustments will be long term capital gain. If the fair market value of the shares of the date of disposition is less than the purchase price, there will be no ordinary income and any loss recognized will be a long term capital loss.

     The Company will be entitled to a deduction in the year of the disqualifying disposition equal to the amount of ordinary income recognized by the participant as a result of the disposition. In all other cases, no deduction is allowed to the Company.


                         REQUIRED VOTE OF SHAREHOLDERS

     The affirmative vote of the majority of the shares of outstanding Common Stock of the Company represented at the Meeting in person or by proxy is required for approval of the foregoing proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE 1997 EMPLOYEE STOCK PURCHASE PLAN.


                                 PROPOSAL NO. 6
                    RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors has appointed Moore Stephens, P.C. as independent public accountants of the Company for the year ending December 31, 1997. The Board of Directors is submitting the appointment of Moore Stephens, P.C. for ratification at the Annual Meeting. Moore Stephens, P.C. audited the Company's financial statements for the fiscal years ending December 31, 1996 and 1995, and the Board believes that this firm has demonstrated that it is well qualified to make an independent examination of the accounts of the Company. If the appointment is not approved, the Board will reconsider its appointment. Representatives of Moore Stephens,

P.C. will not be present at the meeting, and will not have the opportunity to make a statement or to respond to appropriate questions.

     The affirmative vote of the majority of the shares of outstanding Common Stock of the Company represented at the Meeting in person or by proxy is required for approval of the foregoing proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOREGOING PROPOSAL.


                                 OTHER BUSINESS

     It is not expected that any business other than that set forth in the Notice of Annual Meeting of Stockholders and more specifically described in this Proxy Statement will be brought before the meeting. However, if any other business should properly come before the meeting, it is the intention of the persons named on the enclosed proxy card to vote the signed proxies received by them in accordance with their best judgment on such business and any matters dealing with the conduct of the meeting.

1998 STOCKHOLDER PROPOSALS

     To be eligible for inclusion in the Company's Proxy Statement for the 1998 Annual Meeting of Stockholders, to be held on or about September 1, 1998, stockholder proposals must be received by the Company at its principal executive office, TMCI Electronics, Inc., 1875 Dobbin Drive, San Jose, California 95133 on or before May 1, 1998.

ANNUAL REPORT

     The Securities and Exchange Commission rules require that an annual report precede or accompany proxy material. Copies of the Company's Annual Report on Form 10-KSB, as amended for the fiscal year ended December 31, 1996 accompany this proxy statement. More than one annual report need not be sent to the same address, if the recipient agrees. If more than one annual report is being sent to your address, mailing of the duplicate copy to the account you select will be discontinued upon your request.

                                            By Order of the Board of Directors,


                                            Robert Loera
                                            Secretary

Date: December 2, 1997


WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE FILL IN, SIGN, AND DATE THE PROXY SUBMITTED HEREWITH AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE MEETING. THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.

                                                                     APPENDIX A

                                 PROPOSAL NO. 1

The By-Laws of the Company are proposed to be amended by deleting Section 3.02 of Article III in its entirety and substituting the following in lieu therefor:

Number, Designation and Election of Directors

(a) Number. The number of directors which shall constitute the whole Board shall not be less than one nor more than nine and be such as shall be determined from time to time by the Board of Directors. Unless and until changed by the Board of Directors, the number of directors shall be seven. Directors need not be stockholders. Any director may resign at any time by giving written notice to the Corporation; such resignation shall be effective immediately upon receipt by the Corporation if no time is specified therein or at such later time as such director may specify.

(b)   Election.

      1. The directors shall be elected at the annual meeting of stockholders, except as provided in Section 3.03, and each director shall be elected to serve until such director's successor has been elected. Election of directors need not be by written ballot. At each meeting of the stockholders for election of a director or directors, the person or persons receiving the greater number of votes up to the number of directors then to be elected, cast by the stockholders present in person or by proxy at the meeting shall be elected.

      2. The Board of Directors shall be divided into three classes: Class I, Class II, and Class III (individually a "Class" and collectively, the "Classes"). Such Classes shall be as nearly equal in number of directors as possible. Each director shall serve for a term ending at the third annual stockholder's meeting following the annual meeting at which such director was elected; provided, however, that the directors first appointed to Class I shall serve for a term ending at the annual meeting for 1998, the directors first appointed to Class II shall serve for a term ending at the annual meeting to be held in 1999 and the directors first appointed to Class III shall serve for a term ending at the annual meeting to be held in 2000. Notwithstanding the foregoing, each director shall serve until such director's successor is elected and qualified or until the earlier of such director's death, resignation or removal.

      3. At each annual election, the directors chosen to succeed those whose terms then expire shall be identified as being the same Class as the directors they succeed, unless, by reason of any intervening changes in the authorized number of directors, the Board of Directors shall designate one or more directorships whose term then expires as directorships of another Class in order to more nearly achieve equality in the number of directors among the Classes. When the directors fill a vacancy resulting from the death, resignation or removal of a director in accordance with paragraph 3.03 below, the director chosen to fill such vacancy shall be of the same Class as the director being succeeded.

(c) Designation of Classes. The members of the current Board of Directors are hereby assigned to the Classes opposite their names:


            Director                                          Class
            --------                                          -----

            Dominic Polimeni                                    I

            Charles Shaw                                        I

            Robert Fink                                         II

            Boris Lipkin                                        II

            Robert Loera                                        II

            Thomas Chaffin                                      III

            Rolando Loera                                       III

                                                                     APPENDIX B

                                 PROPOSAL NO. 3

The Certificate of Incorporation of the Company is proposed to be amended by deleting clause 1) of ARTICLE FOURTH in its entirety and substituting the following in lieu therefor:

              "1) The total number of shares of all classes of capital stock which this corporation is authorized to issue is thirty-five million (35,000,000) shares, of which twenty-five million (25,000,000) shares shall be Common Stock, par value $.001 per share ("Common Stock"), and ten million (10,000,000) shares shall be preferred stock, par value $.001 per share ("Preferred Stock"). The Preferred Stock may be issued with full, multiple or fractional voting rights with such designations, preferences, qualifications, privileges, limitations, options, conversion rights and other special relative rights that shall be fixed from time to time by resolution of the Board of Directors."

                                                                     APPENDIX C

                             TMCI ELECTRONICS, INC
                             1997 STOCK OPTION PLAN

    1.   Purposes.

         TMCI Electronics, Inc. a Delaware corporation (hereinafter called the "Company") has adopted this Plan to enhance the interest and concern of the Company's employees, officers, directors and consultants in the success of the Company by giving them an ownership interest in the Company, and to give them an incentive to continue their service to the Company.

    2.   Stock Subject to Plan.

         The Company shall reserve One Million (1,000,000) shares of its $0.001 par value Common Stock (hereinafter called the "Shares") to be issued upon exercise of the options which may be granted from time to time under this Plan. As it may from time to time determine, the board of directors of the Company (hereinafter called the "Board") may authorize that the Shares may be comprised, in whole or in part, of authorized but unissued shares of the Common Stock of the Company or of issued shares which have been reacquired. If options granted under this Plan terminate or expire before being exercised in whole or in part, the Shares subject to those options which have not been issued may be subjected to subsequent options granted under the plan.

    3.   Administration of the Plan

         The Board shall appoint a Stock Option Committee (hereinafter called the "Committee") which shall consist of not fewer than two (2) members of the Board, or, at the election of the Board or if the Board consists of fewer than two directors, may consist of the entire Board, to administer this Plan. Subject to the express provisions of this Plan and guidelines which may be adopted from time to time by the Board, the Committee shall have plenary authority in its discretion (a) to determine the individuals to whom, and the time at which, options are granted, and the number and purchase price of the Shares subject to each option; (b) to determine whether the options granted shall be "incentive stock options" within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (hereinafter called the "Code"), or non-statutory stock options, or both; (c) to interpret the Plan and prescribe, amend and rescind rules and regulations relating to it;
(d) to determine the terms and provisions (and amendments thereof) of the respective option agreements subject to Section 6 of the Plan, which need not be identical, including, if the Committee shall determine that a particular option is to be an incentive stock option, such terms and provisions (and amendments thereof) as the Committee deems necessary to provide for an incentive stock option or to conform to any change in any law, regulation, ruling or interpretation applicable to incentive stock options; and (e) to make any and all determinations which the Committee deems necessary or advisable in administering the Plan. The Committee's determination on the foregoing matters shall be conclusive. The Committee may delegate any of the foregoing authority to the President with respect to Options granted to or which are held by non-officers and non-directors.

    4.   Persons Eligible.

         Employees of the Company or its subsidiaries may be granted either incentive or non-statutory options. Consultants (including directors) of the Company and its subsidiaries may be granted only non-statutory options, except directors who are also employees, who may be granted either incentive or non-statutory options. For this purpose, "employee" shall conform to the requirements of Section 422 of the Code, and "subsidiary" means subsidiary corporations as defined in Section 424 of the Code.

         The aggregate fair market value (determined as of the time the option is granted) of the Shares with respect to which incentive stock options are exercisable for the first time by an Optionee during any calendar year (under all incentive stock option plans of the Company or its parent or subsidiaries) shall not exceed $100,000.

    5.   Changes in Capital Structure.

         (a) Effect on the Plan. In the event of changes in the outstanding capital stock of the Company by reason of any stock dividend, stock split or reverse split, reclassification, recapitalization, merger or consolidation, acquisition of 80 percent or more of its gross assets or stock, reorganization or liquidation, the Committee and/or the Board shall make such adjustments in the aggregate number and class of shares available under the Plan as it deems appropriate, and such determination shall be final, binding and conclusive.

         (b) Effect on Outstanding Options.

             (i) Stock Splits and Like Events.

             Should a stock dividend, stock split, reverse stock split, or reclassification occur, then the Committee and/or the Board shall make such adjustments in (i) the number and class of shares to which optionees will thereafter be entitled upon exercise of their outstanding options and (ii) the price which optionees shall be required to pay upon such exercise as it in its sole discretion in good faith deems appropriate, and such determination shall be final, binding and conclusive. Such adjustment shall have the result that an optionee exercising an option subsequent to such occurrence shall have paid the same aggregate exercise price to exercise the entire option and shall then hold the same class and aggregate number of shares as if such optionee had exercised the outstanding option immediately prior to such occurrence.

             (ii) Recapitalizations; Assumption of Options.

                  (a) In the event of (i) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company and the options granted under this Plan are assumed by the successor corporation, which assumption shall be binding on all optionees); (ii) a dissolution or liquidation of the Company; (iii) the sale of substantially all of the assets of the Company; or (iv) any other transaction which qualifies as a "corporate transaction" under Section 424(a) of the Code wherein the shareholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company), any or all outstanding options may be assumed or replaced by the successor corporation, which assumption or replacement shall be binding on all optionees. In the alternative, the successor corporation may substitute an equivalent option.

                  (b) In the event such successor corporation, if any, refuses to assume or substitute options, as provided above, pursuant to a transaction described in Section 5(b)(ii)(a) above, such options shall expire upon the effective date of such transaction.

                  (c) Subject to any greater rights granted to optionees under the foregoing provisions of this Section 5, in the event of the occurrence of any transaction described in Section 5(b)(ii)(a), any outstanding options shall be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other "corporate transaction."

                  (d) The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (i) granting an Option under the Plan in substitution of such other company's award, or (ii) assuming such award as if it had been granted under the Plan if the terms of such assumed award could be applied to an option granted under the Plan. Such substitution or assumption shall be permissible if the holder of the substituted or assumed option would have been eligible to be granted an Option under the Plan if the other company had applied the rules of the Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award shall remain unchanged (except that the exercise price and the number and nature of shares issuable upon exercise of any such option will be adjusted appropriately pursuant to
Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted exercise price.

    6.   Terms and Conditions of Options.

         Each option granted under this Plan shall be evidenced by a stock option agreement (hereinafter called "Agreement") which is not inconsistent with this Plan, and the form of which the Committee and/or Board may from time to time determine, provided that the Agreement shall contain the substance of the following:

         (a) Option Price. The option price shall be not less than 100% of the fair market value of the Shares at the time the option is granted, which shall be the date the Committee and/or Board, or its delegate, awards the grant, except in the case of non-statutory stock options, in which case the option price shall be not less than 85% of the fair market value of the Shares at the time the option is granted. If the optionee, at the time the option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all the classes of stock of the Company or of its parent or subsidiaries (a "Principal Shareholder"), the option price of incentive and non-statutory stock options shall be not less than 110% of the fair market value of the Shares at the time the option is granted. The fair market value of the Shares shall be determined and the option price of the Shares set by the Committee and/or Board in accordance with the valuation methods described in
Section 20.2031-2 of the Treasury Regulations.

         (b) Method of Exercise. At the time of purchase, Shares purchased under options shall be paid for in full either (i) in cash, (ii) at the discretion of the Board, with a promissory note secured by the Shares purchased, or (iii) a combination of promissory note (if permitted pursuant to (ii) above) and cash. To the extent that the right to purchase Shares has accrued under an option, the optionee may exercise said option from time to time by giving written notice to the Company stating the number of Shares with respect to which the optionee is exercising the option, and submitting with said notice payment of the full purchase price of said Shares either in cash or, at the discretion of the Board and/or Committee as described above, with a promissory note, or a combination of cash and promissory note. As soon as practicable after receiving such notice and payment, the Company shall issue, without transfer or issue tax to the optionee (or other person entitled to exercise the option), and at the main office of the Company or such other place as shall be mutually acceptable, a certificate or certificates representing such Shares out of authorized but unissued Shares or reacquired Shares of its capital stock, as the Board and/or Committee, or its delegate, may elect, for the number of Shares to be delivered. The time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with such procedures as may, in the opinion of counsel to the Company, be desirable in view of federal and state laws, including corporate securities laws and revenue and taxation laws. If the optionee (or other person entitled to exercise the option) fails to accept delivery of any or all of the number of Shares specified in such notice upon tender of delivery of the certificates representing them, the right to exercise the option with respect to such undelivered Shares may be terminated.

         (c) Option Term. The Committee and/or Board may grant options for any term, but shall not grant any options for a term longer than ten (10) years from the date the option is granted (except in the case of an incentive option granted to a Principal Shareholder in which case the term shall be no longer than five (5) years from the date the option is granted). Each option shall be subject to earlier termination as provided in this section 6 of this Plan.

         (d) Exercise of Options. Each option granted under this Plan shall be exercisable on such date or dates, upon or after the occurrence of certain events, or upon or after the achievement of certain performance milestones (which dates may be advanced or which occurrences or achievements may be waived in whole or in part or extended at the discretion of the Committee and/or Board) and during such period and for such number of Shares as shall be determined by the Committee and/or Board. An incentive option granted to a non-officer may not be exercised at any time unless the optionee shall have continuously served, to the extent determined by the Committee and/or Board, as an employee of the Company or its subsidiary throughout a period commencing on the date an option is granted and ending at a specified time no more than three (3) months and no fewer than thirty (30) days before an attempted exercise of the option, and, if applicable, unless the Committee and/or Board shall determine and notify the optionee in writing that certain events have occurred or certain performance milestones have been achieved.

         (e) Nonassignability of Option Rights. No option shall be assignable or transferable by the optionee except by will or by the laws of descent and distribution. During the life of an optionee, the option shall be exercisable only by the optionee.

         (f) Effect of Termination of Employment or Death or Disability. In the event the optionee's employment with the Company and its subsidiaries ceases, as determined by the Committee, during the optionee's life for any reason (except disability or death), including retirement, any incentive option or unexercised portion thereof granted to a non-officer optionee which is otherwise exercisable shall terminate unless exercised within a specified period not to exceed three (3) months nor to be fewer than thirty (30) days from the date on which such employment ceased but not later than the date of expiration of the option period. In the event of the death or disability (as defined in Code Section 22(e)(3)) of the optionee while employed or within a specified period not to exceed three (3) months nor to be fewer than thirty
(30) days from the date on which such employment ceases, any option or unexercised portion thereof granted to the optionee, if otherwise exercisable by the optionee at the date of death or disability, may be exercised by the optionee (or by the optionee's personal representatives, heirs or legatees) at any time prior to the expiration of one year from the date of death or disability of the optionee but not later than the date of expiration of the option period.

         (g) Rights of Optionee. The optionees shall have no rights as a stockholder with respect to any Shares subject to an option until the date of issuance of a stock certificate to the optionee for such Shares. No adjustment shall be made for dividends or other rights of which the record date is prior to the date such stock certificate is issued. Neither this Plan, nor any action or agreement thereunder, shall confer any rights of employment, any rights to election or retention as an officer or director, or any rights to serve as a consultant.

    7.   Use of Proceeds.

         The proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

    8.   Amendment of Plan.

         The Board may at any time amend the Plan, provided that no amendment may affect any then outstanding options or any unexercised portions thereof. In addition, any amendment to the Plan increasing the number of Shares reserved under the Plan, altering the employees or class of employee eligible to be granted incentive stock options under the Plan, causing options granted to employees and intended to be incentive options under the Plan not to qualify as "incentive stock options" under Section 422 of the Code, or amending this
Section 8 shall be subject to shareholder approval as shall any amendment which would cause the Plan not to satisfy the conditions of Rule 16b-3 once the Company registers a class of equity securities pursuant to Section 12 of the Securities Exchange Act of 1934.

    9.   Financial Information.

         Whenever the Company provides financial statements, whether audited or unaudited, to all of its shareholders as a group, the Company shall concurrently provide each optionee with a copy of such financial statements. Notwithstanding the foregoing, the Company shall provide each optionee at the end of its fiscal year with a copy of its financial statements, either audited or unaudited, for such fiscal year, within ninety (90) days after the end of such fiscal year if such person is then an optionee. In connection with such provision, the Company may require the optionee to enter into a nondisclosure agreement; provided, however, that such nondisclosure agreement may not contain provisions which are more stringent than those the Company imposes on its shareholders which are also receiving the financial statements.

    10.  Effective Date and Termination of Plan

         This Plan was adopted by the Board and approved by the shareholders on [to be determined], 1997. The Board may terminate this Plan at any time. If not earlier terminated, the Plan shall terminate ten years from the date of its approval by the Board of Directors as specifed in the resolution adopting the Plan. Termination of the Plan will not affect rights and obligations theretofore granted and then in effect.

         This Plan, the granting of any option hereunder, and the issuance of stock upon the exercise of any option, shall be subject to such approval or other conditions as may be required or imposed by any regulatory authority having jurisdiction to issue regulations or rules with respect thereto, including the securities laws of various governmental entities.

                                                                     APPENDIX D

                             TMCI ELECTRONICS, INC.

                       1997 EMPLOYEE STOCK PURCHASE PLAN


    The following constitute the provisions of the 1997 Employee Stock Purchase Plan of TMCI Electronics, Inc., a Delaware Corporation.

    1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extent and limit participation in a manner consistent with the requirements of that section of the Code.

    2.   Definitions.

         (a)  "Board" shall mean the Board of Directors of the Company.

         (b)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (c)  "Common Stock" shall mean the Common Stock of the Company.

         (d) "Company" shall mean TMCI Electronics, Inc., a Delaware Corporation, and any Designated Subsidiary of the Company.

         (e) "Compensation" shall mean all base straight time gross earnings, commissions, overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation.

         (f) "Designated Subsidiaries" shall mean Touche Electronics, Inc., a California Corporation, Touche Manufacturing Company, Inc., a California Corporation, and any other Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

         (g) "Employee" shall mean any individual who is an Employee of the Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

         (h)  "Enrollment Date" shall mean the first day of each Offering
Period.

         (i)  "Exercise Date" shall mean the last day of each Offering Period.

         (j) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

              (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable, or;

              (2) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

              (3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

         (k) "Offering Period" shall mean a period of approximately six (6) months, commencing on the first Trading Day on or after February 1 and terminating on the last Trading Day in the period ending following July 31 or commencing on the first Trading Day on or after August 1 and terminating on the last Trading Day in the period ending the following January 31. The duration of Offering Periods may be changed pursuant to Section 4 of this Plan.

         (l)  "Plan" shall mean this Employee Stock Purchase Plan.

         (m) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

         (n) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

         (o) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

         (p) "Trading Day" shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

    3.   Eligibility.

         (a) Any Employee (as defined in Section 2(g)), who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

         (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

    4. Offering Periods. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after February 1 and August 1 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 19 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

    5.   Participation.

         (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office prior to the applicable Enrollment Date. Once filed, the subscription agreement shall remain effective for all subsequent Offering Periods until the eligible Employee withdraws from the plan as provided in Section 10 hereof or files another subscription agreement which changes the payroll deductions.

         (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

    6.   Payroll Deductions.

         (a) At the time a participant files a subscription agreement, the participant shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding fifteen percent (15%) of the Compensation which the participant receives on each pay day during the Offering Period.

         (b) All payroll deductions made for a participant shall be credited to the participant's account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments in to such account.

         (c) A participant may discontinue the participant's participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of the participant's payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

         (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to zero percent (0%) at such time during any Offering Period which is scheduled to end during the current calendar year (the "Current Offering Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Offering Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Offering Period equal $21,250. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

         (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of the Common Stock by the Employee.

    7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Employee's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Offering Period more than a number of shares determined by dividing $12,500 by the Fair Market Value of a share of the Company's Common Stock on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in
Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The Option shall expire on the last day of the Offering Period.

    8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10 hereof, the participant's option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in the participant's account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

    9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of the participant's option.

    10.  Withdrawal; Termination of Employment.

         (a) A participant may withdraw all but not less than all the payroll deductions credited to the participant's account and not yet used to exercise the participant's option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to the participant's account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

         (b) Upon a participant's ceasing to be an Employee (as defined in Section 2(g) hereof) for any reason, the participant shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering period but not yet used to exercise the option shall be returned to such participant or, in the case of the participant's death, to the person or persons entitled thereto under Section 14 hereof, and such participant's option shall be automatically terminated.

         (c) A participant's withdrawal from an Offering Period shall not have any effect upon the participant's eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws; provided, however, that a new subscription agreement will need to be filed following a withdrawal.

    11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

    12.  Stock.

         (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be Two Hundred Fifty Thousand (250,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall notify the participants and shall make a pro rata allocation of the shares up to the amount of shares then available under the Plan in as uniform a manner as shall be practicable and as it shall determine to be equitable. The remaining options shall be cancelled and payroll deductions not used to purchase shares returned to the Employee. The Company may seek shareholder approval for additional shares to be added to the Plan, provided, however, that no option shall be granted or exercised with respect to such additional shares until such shareholder approval shall have occurred.

         (b) The participant shall have no interest or voting right in shares covered by the participant's option until such option has been exercised.

         (c) Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and the participant's spouse.

    13.  Administration.

         (a) Administrative Body. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

         (b) Rule 16b-3 Limitations. Notwithstanding the provisions of Subsection (a) of this Section 13, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall be administered only by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested" as that term is used in Rule 16b-3.

    14.  Designation of Beneficiary.

         (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

         (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

    15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

    16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

    17. Reports. Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

    18. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

         (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the Reserves, as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and not adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

         (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period shall terminate immediately prior to consummation of such proposed action, unless otherwise provided by the Board.

         (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"). The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

    19.  Amendment or Termination.

         (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

         (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

    20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

    21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall further subject to the approval of counsel for the Company with respect to such compliance.

    As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any provision of applicable law.

    22. Term of Plan. The Plan shall become effective upon its adoption by the shareholders of the Company and subject to such additional delays as may be necessary to ensure compliance with applicable law and establishing the administrative procedures necessary to execute the Plan as may be determined by the Board of Directors in its sole and absolute discretion It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19 hereof.

                                   EXHIBIT A


                             TMCI ELECTRONICS, INC.

                       1997 EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT

_____ Original Application                               Enrollment Date: _____
_____ Change in Payroll Deduction Rate
_____ Change of Beneficiary(ies)

1.       ____________________________________________ hereby elects to participate in the TMCI Electronics, Inc. 1997 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of _____% of my Compensation on each payday (from 1 to 15%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete Employee Stock Purchase Plan. I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to shareholder approval of the Employee Stock Purchase Plan.

5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse only):
         _________________________.

6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares), I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I agree to notify the Company in writing within 30 days after the date of any disposition of shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year holding period, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:

NAME:  (Please print)
                     ---------------------------------------------------------
                          (First)            (Middle)           (Last)


Relationship


                                             (Address)


Employee's Social
Security Number:

Employee's Address:







I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:
                                                  Signature Of Employee




                                            Spouse's Signature (If beneficiary
                                            other than spouse)

                                   EXHIBIT B


                             TMCI ELECTRONICS, INC.

                       1997 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL

         The undersigned participant in the Offering Period of the TMCI Electronics, Inc. 1996 Employee Stock Purchase Plan which began on __________ 19_____ (the "Enrollment Date") hereby notifies the Company that the undersigned participant hereby withdraws from the Offering Period. The undersigned hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to the undersigned's account with respect to such Offering Period. The undersigned understands and agrees that the undersigned's option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.


                                            Name and Address of Participant:




                                            Signature:



                                            Date:

                             TMCI ELECTRONICS, INC.


                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS
         PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3, 4, 5 AND 6.


The undersigned hereby appoints Rolando Loera and Robert Loera as Proxies, with the full power of substitution, and hereby authorizes them to represent and vote, as designated on the reverse hereof, all shares of Common Stock of TMCI Electronics, Inc. (the "Company") held of record by the undersigned on November 10, 1997, at the Annual Meeting of Stockholders to be held on December 22, 1997, or any adjournment thereof, upon all such matters as may properly come before the Meeting.


[X] Please mark your
    votes as in this example.



1. PROPOSAL TO AMEND THE COMPANY'S BY-LAWS to provide for a classified Board of Directors.


                           FOR     AGAINST     ABSTAIN

                           [ ]       [ ]         [ ]


2.  ELECTION OF DIRECTORS.*


FOR all nominees listed below [ ]           WITHHOLD AUTHORITY  [ ]
(except as marked to the                    to vote for all nominees
contrary at right)                          listed at right


 (INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list)


         Nominees:  Dominic A. Polimeni, Charles E. Shaw (Class I)
                    Robert C. Fink, Boris Lipkin, Robert Loera (Class II) Thomas F. Chaffin, Rolando Loera (Class III)


* If proposal No. 1 is not approved, all nominees will be elected to serve until the next annual meeting of stockholders.

         (THE PROXY CONTINUES AND MUST BE SIGNED ON THE REVERSE SIDE.)

3. PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION to increase the number of authorized shares of capital stock to a total of thirty-five million (35,000,000) shares.


                           FOR     AGAINST     ABSTAIN

                           [ ]       [ ]         [ ]


4.  PROPOSAL TO APPROVE THE 1997 STOCK OPTION PLAN.


                           FOR     AGAINST     ABSTAIN

                           [ ]       [ ]         [ ]


5.  PROPOSAL TO APPROVE THE 1997 EMPLOYEE STOCK PURCHASE PLAN.


                           FOR     AGAINST     ABSTAIN

                           [ ]       [ ]         [ ]


6. PROPOSAL TO RATIFY THE APPOINTMENT of Moore Stephens, P.C. as the Company's independent public accountants for the fiscal year ending December 31, 1997.


                           FOR     AGAINST     ABSTAIN

                           [ ]       [ ]         [ ]


7. In their discretion upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.


SIGNATURE:                                           DATE:
          -----------------------------------------       --------------------

SIGNATURE:                                           DATE:
          -----------------------------------------       --------------------
                 (SIGNATURE IF HELD JOINTLY)

NOTE: Please sign exactly as name or names appear on stock certificate as indicated hereon. Joint owners should each sign. When signing as attorney, executor, administrator or guardian, please give full title as such.

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STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY IN
THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.
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